Harding, Loevner Funds, Inc.

Supplement dated April 3, 2020 to the

Prospectus for Individual Investors and Prospectuses for Institutional Investors, each dated February 28, 2020 (each, a "Prospectus"), and Statement of Additional Information, dated February 28, 2020 (the "SAI")

Effective immediately, the following changes are made to each Prospectus:

The "Market Risk" under the caption "RISKS ASSOCIATED WITH THE PORTFOLIOS' INVESTMENT POLICIES AND TECHNIQUES" in the "ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENT STRATEGIES AND RISKS" section is replaced with the following:

Market Risk: The value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or such factors as general economic conditions, political or regulatory developments, changes in interest rates, perceived desirability of equity securities relative to other investments, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely impact the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Price changes may be temporary or last for extended periods. A Portfolio's investments may be over-weighted from time to time in one or more industry sectors, which will increase the Portfolio's exposure to risk of loss from adverse developments affecting those sectors.

The "Geopolitical Risk" under the caption "RISKS ASSOCIATED WITH THE PORTFOLIOS' INVESTMENT POLICIES AND TECHNIQUES" in the "ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENT STRATEGIES AND RISKS" section is deleted and replaced with the following:

Geopolitical Risk. The value of your investment in the Portfolios is based on the market prices of the securities the Portfolios hold. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities a Portfolio owns and the markets in which the securities trade. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Portfolio may decline in value due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, epidemics and pandemics, wars, terrorism, regulatory events and governmental or quasi-governmental actions. Further, the recent rise of nationalist economic policies, including trade protectionism may have a negative impact on the Portfolios' performance. It is difficult to predict when similar events or policies may affect the U.S. or global financial markets or the effects that such events or policies may have. Any such events or policies could have a significant adverse impact on the value and risk profile of a Portfolio.

Effective immediately, the following change is made to the SAI:

The following is added to the "ADDITIONAL INFORMATION ON PORTFOLIO RISKS" section following the "Cyber Security and Operational Risks disclosure:

Recent Market and Economic Developments. The value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or such factors as general economic conditions, political or regulatory developments, changes in interest rates, perceived desirability of equity securities relative to other investments, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely impact the global economy. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The recent rise of nationalist economic policies, including trade protectionism may have a negative impact on the Portfolios' performance. It is difficult to predict when similar events or policies may affect the U.S. or global financial markets or the effects that such events or policies may have. Any such events or policies could have a significant adverse impact on the value and risk profile of a Portfolio.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including the recent COVID- 19 outbreak (the "Coronavirus"). In December 2019, an initial outbreak of the Coronavirus was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world. The Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread "work from home" and other quarantine measures, mandatory closures of businesses deemed "non-essential," border closures and other travel restrictions, a decline in consumer demand for certain goods and services, commercial disruption on a global scale, and general concern and uncertainty, all of which have caused social unrest and significant volatility in financial markets. In March 2020, the World Health Organization declared the Coronavirus outbreak a pandemic.

The ongoing spread of the Coronavirus has had, and is expected to continue to have, a material adverse impact on local economies in the affected locations and also on the global economy. Many countries have reacted by instituting quarantines and travel restrictions, which has resulted in disruptions in supply chains and adversely impacted various industries, including but not limited to retail, transportation, hospitality, and entertainment. These developments may adversely impact certain companies and other issuers in which the Portfolios invest and the value of the Portfolios' investments therein. In addition, while we do not expect disruptions to the operations of the Adviser (including those relating to the Portfolios) or the Portfolios' service providers, such disruptions (including through quarantine measures and travel restrictions imposed on personnel located in affected locations, or any related health issues of such personnel) could nonetheless occur. Any of the foregoing events could materially and adversely affect the Adviser's ability to source, manage and divest investments on behalf of a Portfolio and pursue the Portfolio's investment objective and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions associated with the Coronavirus pandemic, it is expected that the valuation and performance of the Portfolios' investments may be impacted adversely. The duration of Coronavirus pandemic and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

Investors Should Retain this Supplement for Future Reference.